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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               January 28, 1999
                               -----------------


                                 STAPLES, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                   0-17586              04-2896127
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       (State or other             (Commission          (IRS Employer
       jurisdiction of             File Number)       Identification No.)
       incorporation)


       One Research Drive, Westborough, Massachusetts            01581
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     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (508) 370-8500
                                                           --------------


                                Not Applicable
                        ------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     In September 1998, Staples, Inc., a Delaware corporation (the "Company"), registered an aggregate of 129,045 shares of its common stock, $.01 par value per share (the "Common Stock"), for resale by certain selling stockholders pursuant to a Registration Statement on Form S-3 (File No. 333-62939) (the
"Registration Statement").   On January 28, 1999, the Company effected a 3-for-2
stock split of its outstanding shares of Common Stock, in the form of a 50% stock dividend payable to stockholders of record on January 18, 1999. The Registration Statement incorporates by reference this Current Report on Form 8-K and is hereby deemed to cover up to 193,567 shares of Common Stock, including the 64,522 additional shares of Common Stock issued to the selling stockholders set forth in the Registration Statement as a result of the stock split.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 1999             STAPLES, INC.



                                    By:/s/ John J. Mahoney
                                       ----------------------------
                                       John J. Mahoney
                                       Executive Vice President
                                       and Chief Financial Officer

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